SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

______________________________________

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

000-08822 (Commission File Number)	56-2405642 (IRS Employer Identification No.)

1001 North Central Avenue, Suite 800 Phoenix, Arizona (Address of principal executive offices)	85004 (Zip Code)

(602) 256-6263
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1 Press Release
Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition

     On January 20, 2005, Cavco Industries, Inc. a Delaware corporation (the “Corporation”), announced its financial results for its fiscal third quarter and nine months ended December 31, 2004. A copy of the Corporation’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference

Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release dated January 20, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC. (Registrant)
By:	/s/ Sean K. Nolen
	Name:	Sean K. Nolen
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Date: January 20, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 20, 2005